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EXHIBIT 99.1


       US DATAWORKS ANNOUNCES FISCAL 2004 THIRD QUARTER FINANCIAL RESULTS

HOUSTON, TX -(January 29, 2004)- US Dataworks (AMEX:UDW), a developer of payment processing software, today announced financial results for its fiscal 2004 third quarter for the period ended December 31, 2003. Revenue for the three months ended December 31, 2003 was $416,000, compared with revenue of $744,000 for the corresponding period in the prior year. Operating loss for the period was $982,000 compared to an operating loss of $131,000 for the quarter ended December 30, 2002. Net loss for the third quarter of fiscal year 2004 was $1,200,000, or $0.05 per share, compared to a net loss of $411,000, or $0.04 per share, for the corresponding period in the prior year. Net loss for the fiscal 2004 third quarter included non-recurring, non-cash charges of approximately $196,000 in connection with certain debt conversions and refinancings.

For the nine months ended December 31, 2003, revenue was $1,862,000 as compared to $1,835,000 for the corresponding period in the prior year. Operating loss for the first nine months of fiscal 2004 was $1,862,000 compared to an operating loss of $1,039,000 for the comparable period in fiscal year 2003. Net loss for the nine months ended December 31, 2003 was $6,701,000, or $0.37 per share, compared to a net loss of $1,846,000, or $0.16 per share, for the nine months ended December 30, 2002. The net loss for the nine months ended December 31, 2003 included non-recurring, non-cash charges of approximately $4.8 million in connection with certain debt conversions and refinancings.

As previously reported in the Company's Form 8-K filed on October 2, 2003, during the third quarter of fiscal 2004, the Company successfully closed a private placement financing of common stock and convertible debt that raised $4,225,000. The Company intends to use the proceeds of the private placement for working capital and other general corporate purposes.

"Historically, our revenue generation has fluctuated from quarter to quarter," said Charles E. Ramey, CEO of US Dataworks. "A major licensing transaction that would have generated significant revenues did not close during this quarter but is expected to next quarter. Further, with the passage of Check-21, we will be transitioning from one-time license fees to a `per transaction' revenue model so that our quarterly revenues will become more consistent. We continue to be excited by the many opportunities generated by Check-21 and are encouraged by the increasing number of companies interested in purchasing US Dataworks' solutions."


ABOUT US DATAWORKS

US Dataworks is a developer of payment processing software, focused on the Financial Services market, Federal, State and local governments, billers and retailers. Software developed by US Dataworks is designed to enable organizations to transition from traditional paper-based payment and billing processes to electronic solutions that automate end-to-end processes for accepting and clearing checks.


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ABOUT CHECK 21


The Federal Reserve Board has developed Check 21 to remove certain legal impediments to check truncation (I.E., electronic information about the truncated checks is presented to paying banks instead of the original paper checks themselves). Check 21 is designed to facilitate check truncation, to foster innovation in the check collection system without mandating the receipt of checks in electronic form, and to improve the overall efficiency of the nation's payments system.


Check 21 may result in substantial payments system benefits, depending on the extent to which banks take advantage of provisions of Check 21 to expand the use of electronics in the collection and return of checks. Check 21 should result in faster collection and return of checks and lower costs in the long run; in addition, Check 21 would reduce banks' reliance on air and ground transportation for collection and return of checks. The more rapid check collection and return process could be accomplished in many ways, with benefits likely accruing to both banks and their customers. For additional information, go to the Federal Reserve Bank website (www.federalreserve.gov).


FOR MORE INFORMATION:


CONTACT:


John Figone
US Dataworks, Inc.
(713) 934-3855 X250
jfigone@usdataworks.com
www.usdataworks.com



INVESTOR RELATIONS:
Cormack Glynn
CEOcast, Inc.
(212) 732-4300





EXCEPT FOR THE HISTORICAL INFORMATION CONTAINED HEREIN, THE MATTERS SET FORTH IN THIS PRESS RELEASE, INCLUDING, BUT NOT LIMITED TO THE COMPANY'S INTENDED USE OF PROCEEDS FROM THE PRIVATE PLACEMENT, OUR EXPECTATION OF CLOSING THE MAJOR LICENSING TRANSACTION AND THE LIKELIHOOD OF ITS CLOSING NEXT QUARTER, THE MANNER AND RATE BY WHICH WE TRANSITION TO A "PER TRANSACTION" REVENUE MODE AND THE LIKELIHOOD THAT REVENUES WILL BECOME MORE CONSISTENT AS A RESULT, THE OPPORTUNITIES THAT MAY BE CREATED BY CHECK-21 AND THE NUMBER AND EXTENT OF THE INTEREST EXPRESSED BY CERTAIN COMPANIES INTERESTED IN PURCHASING OUR SOLUTIONS ARE FORWARD-LOOKING STATEMENTS WITHIN THE MEANING OF THE SAFE HARBOR PROVISIONS OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995. THESE FORWARD-LOOKING STATEMENTS ARE SUBJECT TO RISKS AND UNCERTAINTIES THAT MAY CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY, INCLUDING, BUT NOT LIMITED TO, THE COMPANY'S POSITION IN THE MARKETPLACE, OUR ABILITY TO DEVELOP AND TIMELY INTRODUCE PRODUCTS THAT ADDRESS MARKET DEMAND, THE IMPACT OF ALTERNATIVE TECHNOLOGICAL ADVANCES AND COMPETITIVE PRODUCTS, MARKET FLUCTUATIONS, OUR ABILITY TO OBTAIN FUTURE FINANCING AND OTHER RISKS DETAILED FROM TIME TO TIME IN THE SEC REPORTS OF US DATAWORKS, INC., INCLUDING ITS ANNUAL REPORT ON FORM 10-KSB/A FOR THE PERIOD ENDED MARCH 31, 2003 AND ITS QUARTERLY REPORT ON FORM 10-QSB FOR THE PERIOD ENDED SEPTEMBER 30, 2003. THESE FORWARD-LOOKING STATEMENTS SPEAK ONLY AS OF THE DATE HEREOF. US DATAWORKS DISCLAIMS ANY OBLIGATION TO UPDATE THESE FORWARD-LOOKING STATEMENTS.


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                                                 US DATAWORKS, INC.
                                                    BALANCE SHEET
                                                  December 31, 2003

                                                     (UNAUDITED)
                                                       ASSETS
CURRENT ASSETS
   Cash and cash equivalents .......................................................................   $  1,920,870
   Accounts receivable, net of allowance for doubtful accounts of $0 ...............................        340,884
   Prepaid expenses and other current assets .......................................................        148,302
                                                                                                       -------------
         Total current assets ......................................................................      2,410,056
PROPERTY AND EQUIPMENT, net ........................................................................        678,400
GOODWILL, net ......................................................................................     14,133,629
OTHER ASSETS .......................................................................................         27,446
                                                                                                       -------------
              TOTAL ASSETS .........................................................................   $ 17,249,531
                                                                                                       =============
                                        LIABILITIES AND SHAREHOLDERS' EQUITY
CURRENT LIABILITIES
   Note payable- related party .....................................................................   $     39,000
   Current portion of convertible promissory notes, net of unamortized discount of $475,140 ........        949,860
   Deferred revenue ................................................................................         82,204
   Accounts payable ................................................................................        388,731
   Accrued expenses ................................................................................        143,238
   Interest payable ................................................................................         31,564
                                                                                                       -------------
         Total liabilities .........................................................................      1,634,597
COMMITMENTS
SHAREHOLDERS' EQUITY
   Convertible Series A preferred stock, $0.0001 par value
     800,000 shares authorized, 0 shares issued and outstanding ....................................              0
   Convertible Series B preferred stock, $0.0001 par value
     700,000 shares authorized, 629,666 shares issued and outstanding, $0.75 liquidation preference,
     dividends of $135,289 in arrears ..............................................................             63
   Common stock, $0.0001 par value
     90,000,000 shares authorized and 22,968,391 shares issued and outstanding .....................          2,297
   Additional paid-in capital ......................................................................     55,058,482
   Accumulated deficit .............................................................................    (39,445,908)
                                                                                                       -------------
         Total shareholders' equity ................................................................     15,614,934
                                                                                                       -------------
              TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY ...........................................   $ 17,249,531
                                                                                                       =============

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                                                   US DATAWORKS, INC.
                                                STATEMENTS OF OPERATIONS
                         For the Three Months and Nine Months Ended December 31, 2003 and 2002
                                                      (UNAUDITED)

                                                            FOR THE THREE MONTHS ENDED       FOR THE NINE MONTHS ENDED
                                                                   DECEMBER 31,                    DECEMBER 31,
                                                              2003            2002            2003             2002
                                                          -------------   -------------   -------------   -------------
REVENUES
   Software licensing revenues ........................   $     56,803    $    460,000    $    769,670    $  1,167,550
   Software maintenance revenues ......................         66,999          67,189         181,143         204,653
   Software programming revenues ......................        292,656         217,070         911,216         462,834
                                                          -------------   -------------   -------------   -------------
     Total revenues ...................................        416,458         744,259       1,862,029       1,835,037

Cost of sales .........................................        206,043         320,320         555,698         707,184
                                                          -------------   -------------   -------------   -------------
     Gross profit .....................................        210,415         423,939       1,306,331       1,127,853

OPERATING EXPENSES
   General and administrative .........................      1,122,555         480,388       2,961,828       1,939,087
   Depreciation and amortization ......................         70,069          74,058         206,700         227,698
                                                          -------------   -------------   -------------   -------------
      Total operating expense .........................      1,192,624         554,446       3,168,528       2,166,785
                                                          -------------   -------------   -------------   -------------
LOSS FROM OPERATIONS ..................................       (982,209)       (130,507)     (1,862,197)     (1,038,932)
                                                          -------------   -------------   -------------   -------------
OTHER INCOME (EXPENSE)
   Financing costs ....................................       (135,814)       (106,707)     (1,345,102)       (125,167)
   Interest expense ...................................        (85,515)       (130,198)     (1,026,463)       (608,759)
   Interest expense - related parties .................                        (48,201)       (113,360)        (78,646)
   Loss on extinguishment of debt .....................                                       (635,259)
   Loss on extinguishment of debt - related party .....                                     (1,722,631)
   Other income (expense) .............................          3,635           4,175           3,635           5,419
                                                          -------------   -------------   -------------   -------------
      Total other income (expense) ....................       (217,694)       (280,931)     (4,839,180)       (807,153)
                                                          -------------   -------------   -------------   -------------

LOSS BEFORE PROVISION FOR INCOME TAXES ................     (1,199,903)       (411,438)     (6,701,377)     (1,846,085)
PROVISION FOR INCOME TAXES ............................             --              --              --              --
                                                          -------------   -------------   -------------   -------------
NET LOSS ..............................................   $ (1,199,903)   $   (411,438)   $ (6,701,377)   $ (1,846,085)
                                                          =============   =============   =============   =============
BASIC AND DILUTED LOSS PER SHARE
      Total basic and diluted loss per share ..........   $      (0.05)   $      (0.04)   $      (0.37)   $      (0.16)
                                                          =============   =============   =============   =============
BASIC AND DILUTED WEIGHTED-AVERAGE SHARES OUTSTANDING .     22,772,365      11,632,993      18,178,690      11,331,521
                                                          =============   =============   =============   =============



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